UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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IRIDEX CORPORATION

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IRIDEX CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on June 14, 2017

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IRIDEX Corporation, a Delaware corporation (the “Company”), will be held on June 14, 2017 at 10:00 a.m., Pacific time, at the Company’s principal executive offices located at 1212 Terra Bella Avenue, Mountain View, California 94043 for the following purposes:

1.	To elect four (4) directors to serve for the ensuing year or until their successors are elected and qualified (Proposal One);

2.	To ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for fiscal year 2017 ending December 30, 2017 (Proposal Two);

3.	To approve, on an advisory or non-binding basis, the compensation of the Company’s named executive officers (Proposal Three);

4.	To approve the amended and restated 2008 Equity Incentive Plan (“2008 EIP”) (Proposal Four); and

5.	To transact such other business as may properly be brought before the meeting and any adjournment(s) or postponement(s) thereof.

Stockholders of record at the close of business on April 17, 2017 shall be entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible using one of the following methods: (1) by using the Internet as instructed on the enclosed proxy card, (2) by telephone by calling the toll-free number as instructed on the enclosed proxy card or (3) by mail by completing, signing, dating and returning the enclosed paper proxy card in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he, she or it has previously voted using the Internet, telephone or proxy card. If you wish to attend the meeting to vote in person and need directions, please contact Investor Relations at (650) 940-4700 or investors@iridex.com.

By Order of the Board of Directors of IRIDEX Corporation,

Mountain View, California	William M. Moore
May 5, 2017	Chairman of the Board of Directors; President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY (1) USING THE INTERNET AS INSTRUCTED ON THE PROXY CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, (2) TELEPHONE OR (3) COMPLETING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE

ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 14, 2017

The Proxy Statement and Annual Report on Form 10-K are available at www.edocumentview.com/irix

IRIDEX CORPORATION

1212 Terra Bella Avenue

Mountain View, CA 94043

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of IRIDEX Corporation, a Delaware corporation (the “Company” or “IRIDEX”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the principal executive offices of the Company located at 1212 Terra Bella Avenue, Mountain View, California 94043 on June 14, 2017, at 10:00 a.m., Pacific time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s telephone number is (650) 940-4700.

The Notice of Internet Availability (the “Internet Notice”) was first mailed on or about May 5, 2017 to stockholders of record as of April 17, 2017, and these proxy solicitation materials and the Annual Report on Form 10-K for fiscal year 2016 ended December 31, 2016, including the consolidated financial statements (the “Form 10-K”), were first made available to you on the Internet, on or about May 5, 2017. We maintain a website at www.iridex.com. The information on our website is not a part of this proxy statement.

Record Date and Share Ownership

Stockholders of record at the close of business on April 17, 2017 (the “Record Date”) are entitled to notice of and to vote at the meeting and at any adjournment(s) or postponement(s) thereof. At the Record Date, 11,544,981 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), were issued and outstanding and held of record by approximately 39 stockholders.

Internet Notice

Pursuant to the rules of the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, the Internet Notice has been sent to our stockholders of record and beneficial owners as of the Record Date. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found on the Internet Notice. In addition, the Internet Notice provides information on how stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Voting

Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. Holders of Common Stock are the only security holders of the Company entitled to vote at the Annual Meeting. The stockholders may not cumulate votes in the election of directors.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For instructions on how to vote, please refer to the instructions below and those included on your proxy card or Internet Notice or, for shares held beneficially in street name, the voting instructions provided to you by your broker, trustee or nominee.

By mail—Stockholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. IRIDEX stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instructions provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

By Internet—Stockholders of record of Common Stock may submit proxies online by following the “Vote by Internet” instructions on their proxy cards or Internet Notice until 1:00 a.m., Central time, on June 14, 2017. Most IRIDEX stockholders who hold shares beneficially in street name may vote by accessing the web site specified in the voting instructions provided by their brokers, trustees or nominees. Please check the voting instructions for Internet voting availability.

By telephone—Stockholders of record of Common Stock who live in the United States or Canada may submit proxies by following the “Vote by Telephone” instructions on their proxy cards until 1:00 a.m., Central time, on June 14, 2017. Most IRIDEX stockholders who hold shares beneficially in street name may vote by phone by calling the number specified in the voting instructions provided by their brokers, trustees or nominees. Please check the voting instructions for telephone voting availability.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Company at its principal offices to the attention of the Company’s Chief Financial Officer a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

Solicitation of Proxies

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or other electronic means. We have engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for an estimated fee of $20,000 plus customary reimbursements.

Quorum; Abstentions; Broker Non-Votes

Votes cast by a properly submitted proxy card, by telephone, by the Internet or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”). Holders of a majority of shares entitled to vote must be present at the meeting, represented by a properly submitted proxy card, voted by telephone or voted by the Internet in order for a quorum to exist. Except with respect to Proposal One, the Election of Directors, which will be decided by a plurality vote of the votes duly cast at a duly held meeting at which a quorum is present, the affirmative vote of a majority of the votes duly cast at a duly held meeting at which a quorum is present is required under Delaware law and the Company’s Bylaws for approval of all Proposals presented to stockholders.

Shares that are timely voted by telephone, the Internet or a properly dated, executed and returned proxy card will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted (i) FOR the election of the nominees for directors set forth herein; (ii) FOR the ratification of BPM LLP as the independent registered public accounting firm of the Company for fiscal year 2017 ending December 30, 2017; (iii) FOR the approval, on an advisory or non-binding basis, of the compensation of the Company’s named executive officers; (iv) FOR the amendment of the 2008 Equity Incentive Plan; and (v) in the proxy holder’s discretion, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Pursuant to Delaware law, the Inspector will treat shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” as being present and entitled to vote for purposes of determining the presence of a quorum and as shares entitled to vote (the “Votes Cast”) on the subject matter at the Annual Meeting with respect to such matter. With respect to broker non-votes, although broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote, your broker, bank or other nominee may have authority to vote your shares on your behalf. If you hold your Common Stock through a broker and you do not instruct your broker how to vote on Proposals 1, 3 and 4, it will be considered a broker non-vote and no votes will be cast on your behalf with respect to such Proposal(s). Your broker will continue to have discretion to vote any uninstructed shares on Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm.

Deadline for Receipt of Stockholder Proposals to be Presented at the Next Annual Meeting

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company’s stockholders, including nominations for the election of directors, in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All proposals by any stockholder to be presented at the 2018 Annual Meeting of Stockholders must be received by the Company at its principal executive offices, attention: Secretary, no later than January 6, 2018 and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

In addition, the Company’s Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. To be properly brought before an annual meeting of stockholders outside the processes of Rule 14a-8, notice of nominations for the election of directors or other business proposals must be delivered in writing to the Secretary of the Company at the principal executive offices of the Company no less than 45 days, nor more than 120 days, prior to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting. However, in the event that the date of the 2018 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days (other than as a result of adjournment) after the one year anniversary of the 2017 Annual Meeting of Stockholders, notice by a stockholder to be timely must be delivered in writing not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day after the day on which a public announcement of the date of such meeting is first made.

If a stockholder intends to submit a proposal at the Company’s 2018 Annual Meeting of Stockholders which is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give the Company notice of the proposal on or prior to January 6, 2018 and in accordance with the requirements set forth in the Exchange Act, then the proxy holders will be allowed to use their discretionary authority with regard to proxies delivered in connection with the 2018 Annual Meeting of Stockholders when and if the proposal is raised at the Company’s 2018 Annual Meeting.

Stockholder Information

A copy of the Company’s Annual Report on Form 10-K for fiscal year 2016 ended December 31, 2016, including the consolidated financial statements, is available to you on the Internet at www.iridex.com. The information on our website is not a part of this proxy statement. In compliance with Rule 14a-3 promulgated under the Exchange Act, the Company hereby undertakes to provide without charge to each person, upon written request, a copy of the Company’s Annual Report on Form 10-K for fiscal year 2016 ended December 31, 2016, not including exhibits. If a stockholder prefers a copy of the Annual Report on Form 10-K for fiscal year 2016 ended December 31, 2016 including exhibits, the stockholder will be charged a reasonable fee (which shall be limited to our reasonable expenses in furnishing such exhibits). Requests for such copies should be directed to IRIDEX Corporation, 1212 Terra Bella Avenue, Mountain View, California 94043, Attention: Investor Relations.

If you share an address with another stockholder, you may receive only one set of proxy materials (including our Annual Report on Form 10-K and proxy statement) unless you have previously provided contrary instructions. If you wish to receive a separate set of proxy materials, please request the additional copies by contacting us as instructed in the previous sentence, or by contacting our Investor Relations Department at (650) 940-4700. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may contact us at the address or telephone number specified above to request that only a single copy of these materials be delivered to your address in the future.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2017

The Internet Notice, these proxy solicitation materials, and the Form 10-K are available at www.edocumentview.com/irix. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Nominating and Governance Committee has nominated four (4) individuals to be elected at the Annual Meeting, all of whom are presently directors of the Company. Each nominee has consented to be named as a nominee in this Proxy Statement and to continue to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the Annual Meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director or that any additional persons will be nominated at the Annual Meeting. Each director elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders or until such director’s successor has been elected and qualified.

Pursuant to provisions of the Securities Purchase Agreement by and between the Company and BlueLine Capital Partners and its affiliated entities (“BlueLine”), dated August 31, 2007, BlueLine has the right to designate a nominee for nomination to the Board and any committees thereof. Pursuant to an amendment to the Securities Purchase Agreement in April 2017, BlueLine waived its right under the Securities Purchase Agreement to designate a nominee for nomination to the Board and any committees thereof at any time prior to March 31, 2018. BlueLine’s right to designate a nominee for nomination to the Company’s Board and any committees thereof will terminate in the event that BlueLine and its affiliates no longer hold at least five percent (5%) of the number of shares of Common Stock of the Company issued and outstanding as of March 31, 2018. Scott A. Shuda had served as BlueLine’s designee since December 2012, but Mr. Shuda resigned in April 2017 and will not be standing for re-election to the Company’s Board in 2017.

There are no other arrangements or understandings between any director or executive officer and any other person pursuant to which such director or officer is or was to be selected as a director or officer of the Company. There is no family relationship between any director or executive officer of the Company.

The names of, and certain information regarding, the nominees, as of May 5, 2017 are set forth below

Name of Nominee	Age	Principal Occupation	Director Since
William M. Moore	68	Chairman of the Board of Directors; President and Chief Executive Officer of IRIDEX Corporation	2007
Sanford Fitch(1)(2)(3)(4)(5)	76	Independent Consultant	2004
Ruediger Naumann-Etienne, Ph.D.(1)(2)(4)(5)	70	Managing Director of Intertec Group	2009
George Marcellino, Ph.D.(1)(2)(4)	68	Senior Vice President of Kedalion Therapeutics, Inc.	2014

(1)	The Board has made the affirmative determination that such nominee is independent as defined under the listing standards of The Nasdaq Stock Market.
(2)	Member of the Audit Committee.
(3)	Audit Committee financial expert as defined in the rules of the Securities and Exchange Commission.
(4)	Member of the Compensation Committee.
(5)	Member of the Nominating and Governance Committee.

William M. Moore currently serves as the Chairman of the Company’s Board of Directors and as the President and Chief Executive Officer of the Company. He has served as a director of the Company since

September 2007, as Chairman of the Company’s Board of Directors since September 2010, and as the President and Chief Executive Officer of the Company since August 2012. Mr. Moore served as a member of the Company’s Compensation Committee from September 2007 to July 2010, and as the Chairman of the Company’s Nominating and Governance Committee from February 2009 to October 2012.

Mr. Moore also currently serves on the board of directors of Natus Medical Incorporated, a public company he co-founded in 1990 and for which he served as CEO until 1993. Natus Medical Incorporated is a provider of healthcare products used for the screening, detection, treatment, monitoring and tracking of common medical ailments such as hearing impairment, neurological dysfunction, epilepsy, sleep disorders, and certain newborn conditions. Mr. Moore served as a consultant to BlueLine Partners, a private equity firm, from February 2004 until June 2008. From February 2008 to June 2010, Mr. Moore served on the board of directors of Urologix, Inc., a public company that develops, manufactures and markets minimally invasive medical products for the treatment of urological disorders. Mr. Moore brings to the board current operational experience, along with over twenty five years of experience in the healthcare industry. Mr. Moore firmly understands the Company’s business and technology. Mr. Moore’s past service on the boards of directors of four public companies, including his service on audit, compensation and nominating and governance committees, as well as his experience as an investor, provides him the strong background in understanding the qualifications for board members necessary to serve as our Chairman and President and Chief Executive Officer.

Sanford Fitch has served as a director of the Company since 2004. Mr. Fitch has served as a director and Audit Committee Chairman of Masimo Corp, a public company that designs, develops, manufactures and sells medical devices, since November 2006. Mr. Fitch also currently serves as a director of Ozone International, Inc., a privately held technology company. Mr. Fitch served as a director and Audit Committee Chairman of Foxhollow Technologies, Inc., a public company that designed, developed, manufactured and sold medical devices, from June 2004 until October 2007. He also served as a director and Audit Committee Chairman of Conceptus Inc., a public medical device company, from December 1994 until April 2004. Mr. Fitch was Chief Financial Officer and Senior Vice President of Operations of Conceptus from December 1994 through October 1998 and took the company public in 1996. Mr. Fitch also served as Chief Financial Officer of several start-up technology companies from 1998 until 2002. From December 1990 to January 1994, Mr. Fitch served as Chief Financial Officer of SanDisk Corp., a manufacturer of flash memory devices. From 1983 through 1989, Mr. Fitch was the Chief Financial Officer of Komag Inc., a manufacturer of rigid thin film media for the disk drive industry, and took the company public in 1987. Mr. Fitch holds a B.S. in Chemistry and an M.B.A. from Stanford University.

Mr. Fitch is independent and has extensive experience in the medical device industry. Mr. Fitch’s executive management and past board service have provided him with leadership and technical skills to firmly understand IRIDEX’s business. His background in finance, years of service on audit committees, and track record as an accomplished financial executive have provided Mr. Fitch with the financial acumen and skills necessary to serve as our Audit Committee financial expert and as chairman of our Audit Committee and the executive compensation experience necessary to serve on our Compensation Committee and Nominating and Corporate Governance Committee.

Ruediger Naumann-Etienne, Ph.D. has served as a director of the Company since December 2009. Dr. Naumann-Etienne has been the owner and Managing Director of Intertec Group, an investment company specializing in the medical device field, since 1989. He was Chairman of Cardiac Science Corporation from 2006 until the company was sold to Opto Electronics of India in 2010. From 2000 to 2005, Dr. Naumann-Etienne served as Chairman and from 2000 to 2003 as Chief Executive Officer of Quinton Cardiology Systems, one of the predecessor companies of Cardiac Science. From 1993 until 1999, Dr. Naumann-Etienne was Chairman of OEC Medical Systems, a manufacturer of fluoroscopic imaging systems and from 1987 to 1990 he was President and Chief Operating Officer of Diasonics, a manufacturer of diagnostic imaging equipment. Dr. Naumann-Etienne has served as the Chairman of the board of directors of Varex Imaging Corporation since January 2017. Dr. Naumann-Etienne served on the board of directors of Varian Medical Systems, Inc., a public medical device company, from 2003 until 2017, and Encision Inc., a public medical device company, from 2003 until 2016,

Cardiac Science Corporation, a public medical device company, from 2005 until 2010, and Bio-Rad Laboratories, Inc., a public life science company, from 2003 until 2009. Dr. Naumann-Etienne holds a Ph.D. in International Finance from the University of Michigan. He holds a Master’s Degree in Industrial Management from the Georgia Institute of Technology and holds an undergraduate degree in Business Administration from the Technical University Berlin, Germany.

Dr. Naumann-Etienne is independent and has extensive experience in the medical device industry. His experience as an executive of multiple medical device companies has provided Dr. Naumann-Etienne with an understanding of the operation and management of a global medical device company, and with the business and technology of IRIDEX. His service on the boards of directors of several public companies has provided Dr. Naumann-Etienne with consensus-building skills and a functional understanding of the role of the board of directors. His education and his experience serving on the compensation committees of Varian Medical Systems and Encision have provided Dr. Naumann-Etienne the financial acumen and executive compensation experience necessary to serve as chairman of our Nominating and Governance Committee and on our Audit Committee and our Compensation Committee.

George Marcellino, Ph.D. has served as a director of the Company since December 2014. Dr. Marcellino is currently the Senior Vice President of Kedalion Therapeutics, Inc. an early stage ophthalmic pharmaceutical company. Dr. Marcellino is the co-founder of OptiMedica Corporation, an ophthalmic device company that focuses on developing performance-driven technologies for ophthalmic care, where he has served as Vice President of Clinical Sciences and Global Advocacy from 2007 to 2013 and Vice President of Marketing and Chief Financial Officer from 2004 to 2007. Prior to co-founding OptiMedica Corporation in 2004, Dr. Marcellino served in various senior executive roles at Lumenis, Ltd. (formerly a division of Coherent, Inc.) from 1993 to 2001. Dr. Marcellino has a B.A., M.Sc., and Ph.D. in Sensory Physiology and Psychophysics from the City University of New York.

Dr. Marcellino is independent and has extensive experience in the medical device industry. Dr. Marcellino has over thirty years of academic and work experience in ophthalmology, which has provided Dr. Marcellino with an understanding and familiarity with the operation, management and technology of ophthalmic device companies such as IRIDEX. Dr. Marcellino brings to the Company’s Board a functional understanding of the role of the board of directors, through his service in various senior executive roles. His executive experience also provides him with the financial acumen necessary to serve on our Audit Committee and our Compensation Committee.

Required Vote

Directors will be elected by a plurality vote of the shares of Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the four (4) candidates receiving the highest number of affirmative votes of shares represented and voted on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is established. See “Information Concerning Solicitation and Voting—Quorum; Abstentions; Broker Non-Votes” above.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

EACH OF THE NOMINEES LISTED ABOVE

CORPORATE GOVERNANCE MATTERS

Independence of the Board of Directors

The Board has determined that, with the exception of Mr. Moore, who is the President and Chief Executive Officer of the Company, all of its members are “independent directors” as defined in the listing standards of The Nasdaq Stock Market.

Board Leadership Structure and Oversight of Risk Management

In August 2012, the Board determined that Mr. Moore, the Chairman of the Board, also should serve as our President and Chief Executive Officer. We believe that Mr. Moore’s service as both Chairman of the Board and Chief Executive Officer puts him in the best position to execute our business strategy and business plans to maximize stockholder value. Our bylaws and corporate governance guidelines do not require that our chairman and chief executive officer positions be separate and the Board believes that combining the positions is the appropriate leadership structure for the Company at this time. The CEO is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board leads the Board in its fundamental role of providing advice to and oversight of management, sets the agenda for Board meetings and presides over meetings of the full Board.

The Board has appointed Ruediger Naumann-Etienne, Ph.D. as the Lead Independent Director. The Board believes that maintaining a Lead Independent Director position held by an independent director ensures that our outside directors remain independent of management and provide objective oversight of our business and strategy. The Lead Independent Director chairs Board meetings during any sessions conducted as executive sessions without employee directors or other employees being present, and also consults with the Chairman and Chief Executive Officer and the Chief Financial Officer on business issues. Other responsibilities of the Lead Independent Director include preside at all Board meetings at which the Chairman is not present; provide input to the Chairman, as is necessary or appropriate, with respect to the agendas for meetings of the Board and its committees; call meetings of independent directors, as necessary; preside at executive sessions of independent directors; communicate feedback from executive sessions of independent directors to management and/or the Chairman; advise the Chairman with respect to the quality, quantity and timeliness of the flow of information from Company management to the independent directors as is necessary or appropriate for the independent directors to effectively and responsibly perform their duties; advise the Chairman on the retention of advisors and consultants who report directly to the Board; be available for consultation and communication with significant stockholders, as reasonably requested; with the Chairman, coordinate the assessment of Board Committee structure, organization, and charters, and evaluate the need for any changes; coordinate, with the Compensation Committee, the performance evaluation of the Chairman; receive messages from stockholders wishing to communicate directly with the non-management directors and facilitate an appropriate response; participate in Board candidate interviews, as appropriate; facilitate discussions among independent directors on key issues and concerns outside of Board meetings; and have such other duties as the Board may delegate to assist in meeting its responsibilities.

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy. The Nominating and Governance Committee oversees risks relating to our Board composition.

Board Meetings and Committees

The Board held a total of nine meetings during fiscal year 2016 ended December 31, 2016. Other than as described below, no directors serving during fiscal 2016 attended fewer than 75% of the aggregate of all meetings of the Board and fewer than 75% of the aggregate of all meetings of the committees of the Board upon which such director served. Dr. Marcellino joined the Compensation Committee in January 8, 2016. Dr. Marcellino did not attend any Compensation Committee meetings as a committee member prior to the date the he joined the committee.

Board Committees

During fiscal 2016, the Board had three standing committees: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee.

Audit Committee. The Audit Committee of the Board consists of Mr. Fitch and Drs. Naumann-Etienne and Marcellino. Mr. Fitch is the chairman of the Audit Committee. The Audit Committee held five meetings during the last fiscal year. The Board has determined that each member of the Audit Committee is independent as defined under the listing standards of The Nasdaq Stock Market and that Mr. Fitch is an “audit committee financial expert” as defined in rules of the Securities and Exchange Commission (the “SEC”). Among other things, the Audit Committee reviews and advises the Board regarding the Company’s accounting matters and is responsible for appointing and overseeing the work of the independent registered public accounting firm, pre-approving audit and non-audit services to be provided by the independent registered public accounting firm, and reviewing and evaluating the accounting principles being applied to the Company’s financial reports. The Audit Committee has adopted a written charter approved by the Board, which was amended in April 2009, a copy of which is available on our website at www.iridex.com.

Compensation Committee. The Compensation Committee of the Board consists of Drs. Naumann-Etienne and Marcellino and Mr. Fitch. The chairman of the Compensation Committee will be appointed after the 2017 Annual Meeting. The Compensation Committee held one meeting during the last fiscal year. The Board has determined that each member of the Compensation Committee is independent as defined under the listing standards of The Nasdaq Stock Market. Among other things, the Compensation Committee reviews and advises the Board regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company. The Compensation Committee has adopted a written charter approved by the Board, which was amended in February 2014, a copy of which is available on our website at www.iridex.com.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board consists of Dr. Naumann-Etienne and Mr. Fitch. Dr. Naumann-Etienne is the chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the last fiscal year. The Board has determined that each member of the Nominating and Governance Committee is independent as defined under the listing standards of The Nasdaq Stock Market. Among other things, the Nominating and Governance Committee develops general criteria regarding the qualifications and selection of Board members and recommends candidates for election to the Board. It is the policy of the Nominating and Governance Committee to consider nominees for the Board submitted by the stockholders of the Company. For more information regarding the submission of nominees for the Board, see the discussion in “Corporate Governance Matters” below. The Nominating and Governance Committee has adopted a written charter approved by the Board, which was amended in April 2017, a copy of which is available on our website at www.iridex.com.

Attendance at Annual Stockholder Meetings by the Board of Directors

The Company has adopted a formal policy regarding attendance by members of the Board at the Company’s annual meeting of stockholders. The Company’s policy is that it encourages, but does not require, directors to attend the Company’s annual meeting of stockholders. Mr. Moore and Mr. Fitch attended the Company’s 2016 Annual Meeting of Stockholders.

Process for Recommending Candidates for Election to the Board of Directors

The Nominating and Governance Committee is responsible for, among other things, determining the criteria for membership to the Board and recommending candidates for election to the Board. It is the policy of the Nominating and Governance Committee to consider recommendations for candidates to the Board from stockholders. Stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by timely submitting their proposals in writing to IRIDEX Corporation, Corporate Secretary, 1212 Terra Bella Avenue, Mountain View, CA 94043. In order to be included in the proxy statement for the 2018 Annual Meeting of Stockholders, stockholder proposals must be received by the Company no later than January 6, 2018, must be accompanied by the information required by the Company’s Bylaws and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

The Company seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded national or multinational companies and should have achieved a high level of distinction in their fields. The Nominating and Governance Committee’s general criteria and process for evaluating and identifying the candidates that it recommends to the full Board for selection as director nominees are as follows:

•

In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and considers (1) the current size and composition of the Board and the needs of the Board and the respective committees of the Board, (2) such factors as issues of character, judgment, diversity, age, expertise, business experience, length of service, independence, and other commitments, and (3) such other factors as the Nominating and Governance Committee may consider appropriate.

•

While the Nominating and Governance Committee has not established specific minimum qualifications for director candidates, the Nominating and Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (1) are predominantly independent, (2) are of high integrity, (3) have qualifications that will increase overall Board effectiveness and (4) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

•

In evaluating and identifying candidates, the Nominating and Governance Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any such firm.

•

With regard to candidates who are properly recommended by stockholders or by other means, the Nominating and Governance Committee will review the qualifications of any such candidate, which review may, in the Nominating and Governance Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Nominating and Governance Committee deems necessary or proper.

•

The Nominating and Governance Committee will apply these same principles when evaluating director candidates who may be elected initially by the full Board to fill vacancies or newly created directorships prior to the next annual meeting of stockholders at which directors are elected.

•

After such review and consideration, the Nominating and Governance Committee selects, or recommends that the Board select, the slate of director nominees, either at a meeting of the Nominating and Governance Committee at which a quorum is present or by unanimous written consent of the Nominating and Governance Committee.

Consistent with past practice, the Nominating and Governance Committee and the Board will continue to monitor and assess the size and composition of the Board and will consider the appointment of additional directors from time to time as appropriate to serve the best interests of the Company and its stockholders.

Contacting the Board of Directors

Any stockholder who desires to contact our Chairman of the Board or the other members of our Board may do so electronically by sending an email to the following address: BOD@iridex.com. Alternatively, a stockholder can contact our Chairman of the Board or the other members of the Board by writing to: Board of Directors, c/o Chairman of the Board, IRIDEX Corporation, 1212 Terra Bella Avenue, Mountain View, CA 94043. Communications received electronically or in writing will be distributed to the Chairman of the Board or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received.

Code of Business Conduct and Ethics

The Company’s policy is to conduct its operations in compliance with all applicable laws and regulations and to operate its business under the fundamental principles of honesty, integrity and ethical behavior. This policy can be found in the Company’s Code of Business Conduct and Ethics, which is applicable to all of our directors, officers and employees. Such Code of Business Conduct and Ethics incorporates the Code of Ethics required by Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. The Code of Business Conduct and Ethics also complies with the listing standards of The Nasdaq Stock Market.

The Code of Business Conduct and Ethics is designed to promote honest and ethical conduct, the compliance with all applicable laws, rules and regulations and to deter wrongdoing. The Code of Business Conduct and Ethics is also aimed at ensuring that information we provide to the public (including our filings with and submissions to the SEC) is accurate, complete, fair, relevant, timely and understandable. A copy of the formally adopted Code of Business Conduct and Ethics is available on our website at www.iridex.com. We intend to disclose future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to directors and executive officers, on our web site at www.iridex.com pursuant to applicable requirements of the SEC and The Nasdaq Stock Market.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Introduction

The Audit Committee has appointed BPM LLP (“BPM”), an independent registered public accounting firm, to audit the consolidated financial statements of the Company for fiscal year 2017 ending December 30, 2017, and recommends that stockholders vote for ratification of such appointment. BPM also served as the Company’s independent registered public accounting firm for fiscal year 2016 ended December 31, 2016. Representatives of BPM are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Although action by stockholders is not required by law, the Board has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the approval of this selection by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year, if the Audit Committee feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

Fees Billed to the Company by the Company’s Principal Independent Registered Public Accounting Firm During the Previous Two Fiscal Years

The following table presents fees (in thousands) for professional audit services and other services rendered to the Company by its principal independent registered public accounting firm for fiscal year 2016 ended December 31, 2016 and fiscal year 2015 ended January 2, 2016.

	Fiscal 2016	Fiscal 2015
Audit Fees(1)	$651	$357
Audit-Related Fees(2)	$15	$15

Total	$666	$372

(1)

Audit Fees consisted of fees for professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as reviews of regulatory and statutory filings.

(2)

This category consists of assurance and related services by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported above under “Audit Fees.” Audit-related fees include the audit of the IRIDEX Corporation Profit Sharing 401(k) Plan Trust.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has established a policy governing the Company’s use of its principal independent registered public accounting firm for non-audit services. Under the policy, management may use its principal independent registered public accounting firm for non-audit services that are permitted under SEC rules and regulations, provided that management obtains the Audit Committee’s approval before such services are rendered. BPM did not provide any non-audit services for the Company in fiscal years 2016 or 2015.

The Audit Committee pre-approved all of the services and fees identified in the table above in accordance with its charter and applicable laws, rules and regulations.

Required Vote

If a quorum is present, the affirmative vote of a majority of the Votes Cast will be required to approve the ratification of the appointment of BPM See “Information Concerning Solicitation and Voting—Quorum; Abstentions; Broker Non-Votes.”

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

RATIFICATION OF THE APPOINTMENT OF BPM LLP

PROPOSAL THREE

APPROVAL, ON AN ADVISORY OR NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Introduction

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Non-Binding Vote To Approve Compensation of the Company’s Named Executive Officers

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Compensation Program and Philosophy

Following is a summary of some of the key points of our 2017 executive compensation program. See the “Executive Compensation” section of this proxy statement below for more information.

The Company’s compensation philosophy with respect to executive officers is designed to attract, retain, motivate and reward highly qualified executives who contribute to the success of the Company and its stockholders. To achieve these goals, the Company strives to provide a comprehensive compensation package for each executive officer that is competitive with those offered by companies of similar type and size, in the same geographical area and whose executives perform functions similar to those performed by the executives of the Company.

Compensation Committee Oversight

The Company’s Compensation Committee is responsible for overseeing and approving the Company’s executive compensation programs and policies. The Compensation Committee is comprised solely of independent members of the Board, as defined under the listing standards of the SEC and The Nasdaq Stock Market. The Company’s executive compensation practices and programs as a whole are reviewed annually by the Compensation Committee. In addition, each executive officer’s individual compensation and eligibility for participation in the Company’s annual cash bonus incentive program are reviewed by the Compensation Committee and adjustments are made based upon an assessment of individual performance and potential to enhance long-term stockholder value.

Elements of Executive Compensation

The elements of the Company’s compensation package include base salary, annual cash bonus incentives, long-term incentive compensation in the form of equity awards, and various benefits generally available to employees of the Company. We generally strive to set the total compensation opportunity for our executive officers at the mid-point of similar companies based on peer and survey group data.

In addition to competitive base salary amounts, we provide an annual cash bonus incentive program for executive officers and senior employees which is based upon the achievement of corporate performance objectives determined by our Board and individual performance objectives determined by the Compensation Committee. We also use equity awards, which typically vest over a period of four years, to provide long-term incentive compensation.

Required Vote

If a quorum is present, the affirmative vote of the holders of a majority of the shares present and entitled to vote is necessary to approve, on an advisory or non-binding basis, the compensation of the Company’s named executive officers. See “Information Concerning Solicitation and Voting—Quorum; Abstentions; Broker Non-Votes.”

We believe that our compensation programs and philosophy for our executive officers, described above and within the Executive Compensation section of this proxy statement, has been appropriately designed and operates to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

APPROVAL, ON AN ADVISORY OR NON-BINDING BASIS,

OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Company’s executive officers as of May 3, 2017.

Name	Age	Position
William M. Moore	68	President and Chief Executive Officer, Chairman of the Board of Directors
Atabak Mokari	40	Chief Financial Officer and Vice President of Corporate Development

William M. Moore. See Mr. Moore’s biography under “Proposal One—Election of Directors.”

Atabak Mokari. Mr. Mokari became our Chief Financial Officer and Vice President of Corporate Development in July 2016. Prior to joining the Company, Mr. Mokari was a senior investment banker at Wells Fargo Securities from September 2013 to July 2016, at UBS from September 2009 to July 2013, and at Credit Suisse from July 2005 to February 2009. Mr. Mokari also held positions at Olympus Partners, and Bowles Hollowell Conner. Mr. Mokari earned his MBA from The Tuck School of Business at Dartmouth and BS in Chemistry and Biology from Duke University.

EXECUTIVE COMPENSATION

Executive Summary

IRIDEX believes that the skill, talent, judgment and dedication of its executive officers are critical factors affecting the long-term value of our Company. Therefore, the goal for our executive compensation program is to fairly compensate our executives, attract and retain qualified executives who are able to contribute to our long-term success, induce performance consistent with clearly defined corporate goals, and align our executives’ long-term interests with those of our stockholders. The Company believes that its executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. Moreover, we believe that the structure of our executive compensation program, in rewarding the achievement of annual operating goals and emphasizing long-term stockholder value creation over short-term operating results, has benefited our Company and our stockholders by focusing on growing our core business.

Compensation Philosophy

The Company’s compensation philosophy is designed to attract, retain and reward personnel who contribute to the success of the Company. To achieve these goals, the Company strives to provide a comprehensive compensation package for each executive officer that is competitive with those offered by companies of similar type and size, in the same geographical area and whose executives perform functions similar to those performed by the executives of the Company. The Company also incorporates equity-based incentives into its overall compensation strategy to align the financial interests of our executives with those of our stockholders.

Role and Authority of the Compensation Committee

The Compensation Committee of the Board establishes the overall executive compensation strategies of the Company and approves compensation elements for the Company’s Chief Executive Officer and other executive officers. Among other things, the Compensation Committee reviews and advises the Board regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company. The Compensation Committee consists of Drs. Naumann-Etienne and Marcellino and Mr. Fitch. The chairman of the Compensation Committee will be appointed after the 2017 Annual Meeting. Each member of the Compensation Committee is an independent member of the Board, and no members have interlocking relationships as defined by the SEC.

The Compensation Committee has available to it such external compensation advice and data as the Compensation Committee deems appropriate to obtain. The Compensation Committee may delegate any of its responsibilities to one or more of its members or to the Company’s directors or to members of management, to the extent permitted by applicable law and subject to such reporting to or ratification by the Compensation Committee as the Compensation Committee deems necessary or appropriate.

Executive Officer Compensation

The objectives of our executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills through competitive base salary, annual cash bonus incentives, long-term equity incentive compensation, and various benefits generally available to employees of the Company.

Our named executive officers for fiscal 2016, which consist of our principal executive officer, our one other executive officer and one former executive officer who was not serving as an executive officer at the end of fiscal 2016, are:

•	William M. Moore, our Chief Executive Officer;

•	Atabak Mokari, our Chief Financial Officer and Vice President of Corporate Development; and

•	Ronald Steckel, our former Vice President, Operations.

Base Salary

Base salary levels for the Company’s executive officers are generally targeted to be competitive with companies in the same stage of development and in the same industry and geographic area. In determining salaries, the Compensation Committee also takes into account the Chief Executive Officer’s recommendations, individual experience, contributions to corporate goals and the Company’s performance.

Incentive Bonuses

The Compensation Committee believes that a cash incentive bonus plan can serve to motivate the Company’s executive officers and management to achieve annual performance goals supporting the creation of stockholder value, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The Compensation Committee approved an incentive bonus plan for each of fiscal 2017, 2016 and 2015, which are described in further detail below.

2017 Management By Objectives Plan

On March 7, 2017, the Board approved the Company’s 2017 “Management By Objectives” Plan (the “2017 MBO Plan”). Our CEO and all vice presidents, corporate officers and other specified senior employees, in good standing, were eligible to participate in the 2017 MBO Plan. Awards under the 2017 MBO Plan are based upon the achievement of certain objectives specific to each 2017 MBO Plan participant. Mr. Moore’s award under the 2017 MBO Plan is subject to the Company’s achievement of certain revenue and earnings targets, as well as certain other financial and operations-related performance goals specific to Mr. Moore. Mr. Mokari’s award under the 2017 MBO Plan is subject to the Company’s achievement of certain revenue and expense targets, as well as certain other operations-related performance goals specific to Mr. Mokari. The Compensation Committee will approve any bonus distributions under the 2017 MBO Plan, other than with respect to the CEO, which the Board will approve.

Mr. Moore’s maximum amount payable under the MBO Plan is $225,000 and Mr. Mokari’s maximum amount payable under the MBO Plan is $133,900. The corporate performance objectives are intended to be rigorous and challenge our executive officers to achieve.

2016 Management By Objectives Plan

In March 2016, the Board approved the Company’s 2016 “Management By Objectives” Plan (the “2016 MBO Plan”). Our CEO and all vice presidents, corporate officers and other specified senior employees, in good standing, were eligible to participate in the 2016 MBO Plan. Awards under the 2016 MBO Plan are based upon the achievement of certain objectives specific to each 2016 MBO Plan participant. Mr. Moore’s award under the 2016 MBO Plan was subject to the Company’s achievement of certain revenue and earnings per share targets, as well as certain other financial and operations-related performance goals specific to Mr. Moore. Mr. Mokari’s award under the 2016 MBO Plan was subject to certain financial and operations related goals specific to Mr. Mokari. Mr. Steckel’s award under the 2016 MBO Plan was subject to the Company’s achievement of certain revenue targets, as well as certain other financial and operations-related performance goals specific to Mr. Steckel.

Mr. Moore’s maximum amount payable under the 2016 MBO Plan was $174,000, Mr. Steckel’s maximum amount payable under the 2016 MBO Plan was $82,500, and Mr. Mokari’s maximum amount payable under the 2016 MBO Plan was $97,500.

The actual payments to our applicable named executive officers under the 2016 MBO Plan can be found in the Summary Compensation Table below.

2015 Senior Management Bonus Program

In January 2015, the Compensation Committee approved the Company’s 2015 Senior Management Bonus Program (the “2015 Bonus Program”). All of our vice presidents, corporate officers and other specified senior employees, in good standing, were eligible to participate in the 2015 Bonus Program.

Awards under the 2015 Bonus Program were based upon the Company’s achievement of certain revenue and gross margin goals and the individual participant’s achievement of certain individual performance goals in fiscal year 2015.

Revenue-Based Component: The revenue-based component of the 2015 Bonus Program represented 70% of the total available award amount. If the Company achieved less than approximately 88% of the revenue target, participants would earn 0% of the target amount associated with the revenue-based component. If the Company achieved 100% of the revenue target, participants would earn 100% of the target amount associated with the revenue-based component. If the Company achieved approximately 112% of the revenue target, participants would earn 200% of the target amount associated with the revenue-based component. Amounts payable under the revenue-based component of the 2015 Bonus Program scale upward between these achievement levels and are capped at 200%.

Gross Margin-Based Component: The gross margin-based component of the 2015 Bonus Program represented 20% of the total available award amount. If the Company achieved less than approximately 98% of the gross margin target, participants would earn 0% of the target amount associated with the gross margin-based component. If the Company achieved 100% of the gross margin target, participants would earn 100% of the target amount associated with the gross margin-based component. If the Company achieved approximately 102% of the gross margin target, participants would earn 200% of the target amount associated with the gross margin-based component. Amounts payable under the gross margin-based component of the 2015 Bonus Program scale upward between these achievement levels and are capped at 200%.

Individual Component: The individual performance component represented 10% of the total available award amount. In the event a participant does not meet or partially meets his or her individual performance goals, the individual performance component amount would be reduced, as determined by the Compensation Committee. Amounts payable under the individual performance component of the 2015 Bonus Program are capped at 100%.

Additional Conditions: No amount was payable under the revenue-based component if the Company achieved less than approximately 94% of the gross-margin target. Furthermore, no amount was payable under any component of the 2015 Bonus Program unless the Company achieved a minimum level of operating income in fiscal year 2015. For the purposes of the 2015 Bonus Program, “operating income” is defined as gross profits less operating expenses and unusual items excluded by the Compensation Committee, and therefore did not include other income or expenses or taxes.

The actual payments to our applicable named executive officers under the 2015 Bonus Program can be found in the Summary Compensation Table below.

Stock Grants/Awards

Stock options or other stock grants are granted to executive officers and other employees under the Company’s 2008 Equity Incentive Plan (the “2008 EIP”). These stock options, restricted stock units (“RSUs”) or other stock grants are intended to focus the recipient on the Company’s long-term performance to improve stockholder value and to retain the services of executive officers in a competitive job market by providing significant long-term earning potential. To this end, stock options, RSUs and stock grants generally vest over a four-year period, based on continued employment. Factors considered in granting stock options, RSUs and stock grants to executive officers of the Company are the duties and responsibilities of each individual, such individual’s contributions to the success of the Company and other relevant factors. The Company views stock options, RSUs and stock grants as an important component of long-term compensation for executive officers because the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that is consistent with the interests of stockholders. In general, we issue only non-statutory stock options, RSUs and stock grants to our executive officers.

2016 RSU Awards

In March 2016, the Board granted an award of performance-based restricted stock units (“PRSUs”) to each of Mr. Moore and Mr. Steckel. Mr. Moore’s target number of PRSUs is 50,000 and Mr. Steckel’s target number of PRSUs is 40,000.

Each PRSU represents the right to receive one share of Common Stock and is subject to the terms of the 2008 EIP and the applicable performance-based restricted stock unit award agreement under the 2008 EIP. The PRSUs will become eligible to vest (“vesting eligible PRSUs”) if the Company’s stock price (measured based on the average, trailing, 60 day closing price of a share of Common Stock) achieves one or more of the four specified stock price performance goals, measured during four performance periods covering each of the Company’s fiscal years 2016 through 2019. The achievement of each performance goal results in 25% of the target number of PRSUs becoming vesting eligible PRSUs. The maximum number of PRSUs that can vest under the PRSU award is 100% of the target number of PRSUs.

If any of the performance goals are met, vesting of the PRSUs additionally is subject to the executive’s continued service with the Company through the applicable vesting date as follows. Any vesting eligible PRSUs will be scheduled to vest on an annual basis on the last day of the performance period (provided that the first vesting date for any PRSUs that become eligible to vest during a particular performance period will be delayed until the performance results are certified). However, the maximum number of PRSUs that can vest (i) upon completion of each performance period will be 25% of the target number of PRSUs and (ii) prior to the end of the last performance period will be 50% of the target number of PRSUs.

In the event of a change in control of the Company, the performance periods will end and a final measurement of the Company’s stock price will occur. For this final measurement, the Company’s stock price will be determined based on the value of the consideration that common stockholders receive in the change in control. Upon the final measurement, any vesting eligible PRSUs will vest in full, and any PRSUs that have not become eligible to vest will be scheduled to vest based on continued service (but not subject to any further performance criteria), on the last day of the Company’s fiscal year 2019. If, on or after the change in control, the executive’s employment is terminated without cause, a prorated number of the then unvested PRSUs will accelerate vesting based on the total period following the change in control during which the executive provided services.

In July 2016, the Board granted to Mr. Mokari (i) an award of RSUs covering 25,000 shares of Common Stock which will be scheduled to vest over a period of 48 months with 1/4th of the total number of units subject to vesting on the first anniversary of Mr. Mokari’s date of hire and 1/48th of the total number of shares vesting each month thereafter, provided that Mr. Mokari continues to be a service provider to the Company on each such date and (ii) an award of PRSUs covering 40,000 shares of Common Stock, which will become eligible to vest if the Company’s stock price (measured based on the 60-day average stock price of a share of Common Stock) achieves one or more of the four specified stock price performance goals during the applicable performance period.

2015 RSU Awards

In January 2015, the Compensation Committee granted restricted stock unit (“RSU”) awards to Messrs. Moore and Steckel for up to 50,000 and 30,000, shares of Common Stock.

Mr. Moore will vest in 10,000 shares of Common Stock subject to his RSUs 60 days following the fourth anniversary of the grant date if the average closing price of the Common Stock during such 60 day period equals or exceeds 100% of a specified target average closing price under the award. Mr. Moore will vest in an additional 10,000 shares of Common Stock subject to his RSUs 60 days following the fourth anniversary of the grant date if the average closing price of the Common Stock during such 60 day period equals or exceeds 115% of such target average closing price. Mr. Moore will vest in an additional 10,000 shares of Common Stock subject to his RSUs 60 days following the fourth anniversary of the grant date if the average closing price of the Common Stock during such 60 day period equals or exceeds 130% of such target average closing price. Finally, Mr. Moore will vest in an additional 20,000 shares of Common Stock subject to his RSUs 60 days following the fourth anniversary of the grant date if the average closing price of the Common Stock during such 60 day period equals or exceeds 150% of such target average closing price. The vesting of the RSUs is subject to Mr. Moore’s continued service through the applicable vesting date.

Mr. Steckel will vest in 10,000 shares of Common Stock subject to his RSUs as follows: 20% of such shares will vest upon the grant date, and an additional 20% of such shares will vest upon each of the first, second, third and fourth anniversary of the grant date. Mr. Steckel will vest in an additional 10,000 shares of Common Stock subject to his RSUs 60 days following the fourth anniversary of the grant date if the average closing price of the Common Stock during such 60 day period equals or exceeds 100% of his target average closing price. Finally, Mr. Steckel will vest in an additional 10,000 shares of Common Stock subject to his RSUs 60 days following the fourth anniversary of the grant date if the average closing price of the Common Stock during such 60 day period equals or exceeds 120% of his target average closing price. The vesting of the RSUs is subject to Mr. Steckel’s continued service through the applicable vesting date.

2008 Equity Incentive Plan

The 2008 EIP was adopted by the Board in February 2008 and was approved by the stockholders in June 2008. In 2014, the stockholders approved an amendment to the 2008 EIP for purposes of complying with Section 162(m) of the Code, to increase the share reserve under the 2008 EIP, and to make certain other amendments to the terms of the 2008 EIP. The 2008 EIP provides for the grant of the following types of incentive awards: (i) stock options; (ii) stock purchase rights; (iii) restricted stock; (iv) restricted stock units; (v) performance shares; (vi) performance units; and (vii) stock appreciation rights. Since the expiration of the 1998 Stock Plan, equity compensation granted to the Company’s non-employee directors has been granted under the 2008 EIP. The exercise price of incentive stock options and stock appreciation rights granted under the 2008 EIP must be at least equal to the fair market value of the shares at the time of grant. With respect to any recipient who owns stock possessing more than 10% of the voting power of our outstanding capital stock, the exercise price of any option or stock purchase right granted must be at least equal to 110% of the fair market value at the time of grant. Options granted under the 2008 EIP are exercisable at such times and under such conditions as determined by the administrator of the plan; generally over a four-year period. The maximum term of incentive stock options granted to any recipient must not exceed ten years; provided, however, that the maximum term of an incentive stock option granted to any recipient possessing more than 10% of the voting power of our outstanding capital stock must not exceed five years. In the case of stock purchase rights, unless the administrator of the plan determines otherwise, we have a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with us for any reason (including death or disability). Such repurchase option lapses at a rate determined by the administrator of the plan. The purchase price for shares repurchased by us is the original price paid by the purchaser. The form of consideration for exercising an option or stock purchase right, including the method of payment, is determined by the administrator. The 2008 EIP expires in June 2018.

In the event of a merger or change in control of the Company, each outstanding award granted under the 2008 EIP will be treated as the administrator of the plan determines, including that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation, or the parent or subsidiary of the successor corporation, does not assume or substitute for the award, the participant will fully vest in and have the right to exercise all of his or her outstanding options or stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

Other Benefits

Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including our executive officers, which we intend to be comparable to those provided at peer companies. In addition, Mr. Moore is entitled to reimbursement for the reasonable cost of international and domestic travel for his spouse to accompany him on extended international and domestic travel on behalf of the Company.

401(k) Plan

The Company sponsors a 401(k) Plan under which eligible employees may contribute, on a pre-tax basis, up to 15% of the employee’s total annual income from the Company, excluding bonuses, subject to certain IRS limitations. The Company maintains a Company match in the amount of $3,000 per year. All full-time employees who have attained age 18 are eligible to participate in the plan. All contributions are allocated to the employee’s individual account and, at the employee’s election, are invested in one or more investment funds available under the plan. Contributions are fully vested and not forfeitable.

Summary Compensation Table

The following table presents information concerning the total compensation of our named executive officers, for services rendered to us in all capacities during fiscal years 2015 and 2016. Mr. Mokari did not serve as one of our executive officers in fiscal year 2015, and so no information is provided with respect to Mr. Mokari in the table below with respect to that period.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Nonequity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
William M. Moore(4)	2016	434,615	—	399,225	101,573	25,510	960,923
President and Chief Executive Officer	2015	420,192	—	234,050	—	34,986	689,228
Atabak Mokari	2016	143,750	—	992,774	97,500	143	1,234,167
Chief Financial Officer and Vice President of Corporate Development
Ronald Steckel	2016	141,472	—	—	—	304,145	445,617
Former Vice President, Operations	2015	250,000	—	175,017	13,125	6,564	444,706

(1)

Reflects the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. We discuss the assumptions that we used to calculate these amounts in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and incorporated by reference herein. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Represents payments calculated in accordance with the terms of our 2016 Management By Objectives Plan, as described under “Executive Compensation—2016 Management By Objectives Plan”
(3)	Unless otherwise indicated, “All Other Compensation” consists solely of the value of life insurance premiums paid and 401(k) matching payments made paid by the Company.
(4)

In 2015, Mr. Moore’s other compensation consisted of $28,128 of reimbursement of travel related expenses and $6,858 of life insurance premiums. In 2016, Mr. Moore’s other compensation consisted of $18,651 of travel related expenses and $6,858.28 of life insurance premiums.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table shows, with respect to each of our named executive officers, the number of options exercisable and unexercisable and the number of shares of RSU awards that have not vested as of the end of fiscal 2016. Mr. Steckel had no options or RSU awards outstanding as of the end of fiscal 2016.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)(3)
William M. Moore	5,000	(4)	—	2.27	7/1/2016	—		—
	5,000	(4)	—	3.90	7/1/2017	—		—
	5,000	(4)	—	3.95	7/1/2018	—		—
	5,000	(4)	—	3.75	7/2/2019	—		—
						50,000	(5)	703,000
						50,000	(6)	703,000

Atabak Mokari						25,000	(7)	351,500
						40,000	(6)	562,400

(1)

Options were granted at an exercise price per share equal to the fair market value of a share of Common Stock, as determined by reference to the closing price reported on The Nasdaq Global Market on the date of grant.

(2)	Options held by our named executive officers may terminate before their expiration dates if the optionee’s status as an employee is terminated or upon the optionee’s death or disability.
(3)

This amount reflects the fair market value of our common stock of $14.06 per share as of December 31, 2016 multiplied by the amount shown in the column for the Number of Shares or Units of Stock that have Not Vested.

(4)	Shares subject to the option are fully vested and immediately exercisable.
(5)

Each restricted stock unit subject to the RSU award granted to Mr. Moore represents a contingent right to receive one (1) share of Common Stock. The RSUs shall vest, subject to his continued service through the applicable vesting date, as follows: (i) under his first RSU award, 10,000 RSUs will vest 60 days following the fourth anniversary of January 9, 2015, the grant date, if the average closing price of Common Stock during such 60 day period equals or exceeds 100% of the target closing price under such award, (ii) under his second RSU award, 10,000 RSUs will vest 60 days following the fourth anniversary of the grant date if the average closing price of Common Stock during such 60 day period equals or exceeds 115% of the target average closing price under his first RSU award, (iii) under his third RSU award, 10,000 RSUs will vest 60 days following the fourth anniversary of the grant date if the average closing price of Common Stock during such 60 day period equals or exceeds 130% of the target average closing price under his first RSU award and (iv) under his fourth RSU award, 20,000 RSUs will vest 60 days following the fourth anniversary of the grant date if the average closing price of Common Stock during such 60 day period equals or exceeds 150% of the target average closing price under his first RSU award.

(6)

Each performance-based restricted stock unit subject to the PRSU award represents a contingent right to receive one (1) share of Common Stock. The PRSUs will become eligible to vest (“vesting eligible PRSUs”) if the Company’s stock price (measured based on the average, trailing, 60 day closing price of a share of the Company’s common stock) achieves one or more of the four specified stock price performance goals, measured during four performance periods covering each of the Company’s fiscal years 2016 through 2019. The achievement of each performance goal results in 25% of the target number of PRSUs becoming vesting eligible PRSUs. The maximum number of PRSUs that can vest under the PRSU award is 100% of the target number of PRSUs.

(7)

Each restricted stock unit subject to the RSU award granted to Mr. Mokari represents a contingent right to receive one (1) share of Common Stock. The RSUs shall vest, subject to his continued service through the applicable vesting date, over a period of 48 months with 1/4th of the total number of units subject to vesting on the first anniversary of Mr. Mokari’s date of hire and 1/48th of the total number of shares vesting each month thereafter.

Change of Control Agreements with Messrs. Moore and Mokari

The Company entered into Change of Control and Severance Agreement with each of Messrs. Moore and Mokari (the “Change of Control Agreements”). The Change of Control Agreement with Mr. Steckel was terminated in connection with his resignation from the Company in June 2016. The Change of Control Agreements provide Messrs. Moore and Mokari with certain severance benefits in the event that their respective employment with the Company is terminated under certain circumstances, as described below. Each of Messrs. Moore and Mokari is referred to as the “Executive” in the context of his respective Change of Control Agreement in the discussion below.

Termination Within the Change of Control Context

If in the event that, within twelve months following a Change in Control (as defined in the 2008 EIP) or at any time prior to a Change in Control if such termination is effected at the request of any successor to the Company (such time period, the “Change of Control Period”), the Executive terminates his employment with the Company for Good Reason (as defined below), or the Company terminates the Executive’s employment for a reason other than Cause (as defined below), death or disability, and, in each case, the Executive signs and does not revoke a standard release of claims with the Company, then the Executive will receive the following severance from the Company:

(i) Cash Severance Payment. In the case of Mr. Moore, a lump sum cash payment equal to 150% of his annual base salary. In the case of Mr. Mokari, a lump sum cash payment equal to 50% of his annual base salary.

(ii) Vesting Acceleration. Accelerated vesting as to 100% of the then unvested portion of the Executive’s outstanding Company equity awards, assuming, with respect to Company equity awards subject to performance criteria, the performance criteria had been achieved at target levels.

(iii) Continued Employee Benefits. Reimbursement from the Company for a period of up to twelve months for the costs and expenses incurred by himself and/or his eligible dependents for coverage under the Company’s benefit plans.

Definitions of “Cause” and “Good Reason”

For the purposes of the Change of Control Agreements, the following definitions will apply.

“Cause” generally means (i) an act of dishonesty made by Executive in connection with Executive’s responsibilities as an employee; (ii) Executive’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, or a material violation of federal or state law by Executive that the Board reasonably believes has had or will have a detrimental effect on the Company’s reputation or business; (iii) Executive’s gross misconduct; (iv) Executive’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Executive owes an obligation of nondisclosure as a result of Executive’s relationship with the Company; (v) Executive’s willful breach of any obligations under any written agreement or covenant with the Company; or (vi) Executive’s continued failure to perform his employment duties after Executive has received a written demand of performance from the Company which specifically sets forth the factual basis for the Company’s belief that Executive has not substantially performed his duties and has failed to cure such non-performance to the Company’s satisfaction within ten business days after receiving such notice.

“Good Reason” generally means the occurrence of one or more of the following events effected without Executive’s prior consent, provided that Executive’s employment terminates within 90 days following the expiration of the Company’s Cure Period (defined below): (i) the assignment to Executive of any duties or the reduction of Executive’s duties, either of which results in a material diminution in Executive’s position or responsibilities with the Company; provided that, it being understood that the continuance of Executive’s duties and responsibilities at the subsidiary or divisional level following a Change in Control, rather than at the parent, combined or surviving company level following such Change in Control shall not be deemed Good Reason within the meaning of this clause (i); (ii) a reduction by the Company in the base salary of Executive by 15% or more, unless similar such reductions occur concurrently with and apply to the Company’s senior management; (iii) a material change in the geographic location at which Executive must perform services (for purposes of the Change of Control Agreement, the relocation of Executive to a facility or a location less than 25 miles from Executive’s then-present location shall not be considered a material change in geographic location); (iv) a material reduction of facilities, perquisites or in the kind or level of employee benefits to which the Executive is entitled, unless similar such reductions occur concurrently and apply to the Company’s senior management; or (v) any material breach by the Company of any material provision of the Change of Control Agreement. Executive will not resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within 90 days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of 30 days (“Cure Period”) following the date of such notice.

Confidential Separation Agreement and Release of All Claims with Mr. Steckel

In June 2016, the Company and Mr. Steckel entered into a Confidential Separation Agreement and Release of All Claims (the “Separation Agreement”). Pursuant to the Separation Agreement, the Company agreed to pay Mr. Steckel (i) cash in an amount equal to six months’ of his base salary (equal to approximately $138,000), (ii) cash in an amount equal to the value of 10,000 shares of the Company’s common stock based on the closing price of the Company’s common stock on the NASDAQ Stock Market on June 3, 2016 (equal to approximately $136,000), and (iii) approximately $29,000 in cash to reimburse Mr. Steckel for twelve months’ of health coverage, in each case subject to Mr. Steckel executing and not revoking the Separation Agreement. The Separation Agreement contains a mutual release of claims between the Company and Mr. Steckel relating to Mr. Steckel’s employment with the Company.

Director Compensation

We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on our Board.

The following table provides information concerning the compensation paid by us to each of our non-employee directors for fiscal 2016. Mr. Moore did not receive additional compensation for his services as a member of our Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Total ($)
Sanford Fitch	40,000	19,992	—	59,992
Ruediger Naumann-Etienne, Ph.D.	41,000	19,992	—	60,992
Scott A. Shuda(3)	34,000	19,992	—	53,992
George Marcellino, Ph.D.	32,000	19,992	—	51,992

(1)

Reflects the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. We discuss the assumptions that we used to calculate these amounts in Note 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and incorporated by reference herein. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	As of December 31, 2016, the aggregate number of underlying options outstanding for each of our non-employee directors was:

Name	Aggregate Number of Shares Underlying Outstanding Options	Number of Securities Underlying Unvested Stock Awards
Sanford Fitch	5,000	1,289
Ruediger Naumann-Etienne, Ph.D.	—	1,289
Scott A. Shuda(3)	—	1,289
George Marcellino, Ph.D.	15,000	1,289

(3)	Resigned in April 2017 and not standing for re-election in 2017.

Cash Compensation

Pursuant to our non-employee director cash compensation policy, non-employee members of our Board, other than our Chairman, received an annual retainer (in each case paid in quarterly installments) of $20,000. Each member (including the chairman) of the Audit Committee received an annual retainer of $7,000, and each member (including the chairman) of the Nominating and Governance Committee and the Compensation Committee received an annual retainer of $5,000. The Chairman of the Audit Committee received an additional annual retainer of $8,000, and the Chairman of each of the Nominating and Governance Committee and the Compensation Committee received an additional annual retainer of $4,000. We reimburse members of the Board and Board committees for reasonable out-of-pocket expenses incurred by them in attending such meetings.

Equity Compensation

Pursuant to our non-employee director equity compensation policy, each non-employee director automatically receives an RSU grant equal to $20,000 worth of Common Stock (determined based upon the fair market value of the shares at the time such RSU award was granted) under our 2008 EIP. Each RSU grant vests in full on the one-year anniversary of the date of grant. In April 2017, the Board of Directors approved a one-time grant of 2,000 RSUs to Dr. Naumann-Etienne as Lead Independent Director for his additional services for the Board in 2016.

Director Fee Changes for 2017

In March 2017, the Board of Directors approved, effective July 1, 2017, changes in non-employee director compensation, including an increase of $15,000 in the annual cash retainer and an increase of $1,000 for the

Compensation Committee chair. In addition, the Board of Directors approved an increase of $20,000 in the value of the annual equity grant to be granted on the date of the Company’s annual meeting of stockholders and vests in full on the date of the one year anniversary of the date of grant or the date of the next annual meeting of stockholders. In April, 2017, the Board of Directors approved the annual compensation of the Lead Independent Director: (i) an additional cash retainer of $10,000 and (ii) an additional grant of 2,000 RSUs.

Information on Compensation Risk Assessment

Management periodically reviews our incentive compensation programs at all levels within the organization. Employee cash bonuses are based on company-wide and individual performance, and management (with respect to our non-executive employees), our Compensation Committee (with respect to our executive officers, other than our CEO), and the Board of Directors (with respect to our CEO) have discretion to adjust bonus payouts. Equity awards for new hires are based on the employee’s position, prior experience, qualifications, and the market for particular types of talent, and any additional grants are based on employee performance and retention requirements. Equity awards have long-term vesting requirements to ensure that recipients’ focus is on our long-term success. The incentive compensation structure was reviewed during fiscal year 2015 by the Compensation Committee which determined that it does not believe that our compensation policies and practices, taken as a whole, are reasonably likely to have a material adverse impact on our Company.

PROPOSAL FOUR

APPROVAL OF THE AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

The Board is requesting that stockholders approve the Company’s 2008 Equity Incentive Plan (the “2008 EIP”), as amended and restated to provide for an increase in the shares of Common Stock (“Shares”) reserved for issuance under the 2008 EIP by an additional 650,000 Shares (the “Share Increase”) and an extension of the expiration of the 2008 EIP by an additional four years to June 11, 2022 (“Term Amendment,” and together with the Share Increase, the “Plan Amendments”). Further, we are seeking stockholder approval of the material terms of the 2008 EIP, as amended and restated, for purposes of being eligible to receive a federal income tax deduction for any compensation paid under the 2008 EIP that constitutes “performance based compensation” within the meaning of Section 162(m) of the Code. If our stockholders approve the amended and restated 2008 EIP, it will replace the current version of the 2008 EIP and will continue in effect through June 11, 2022, unless earlier terminated by the Board. In April 2017, our Board approved the amended and restated 2008 EIP, subject to approval from the stockholders at the 2017 Annual Meeting.

The Board believes that approval of the amended and restated 2008 EIP is essential to the Company’s continued success as the additional Shares will enable the Company to continue to use the amended and restated 2008 EIP to achieve its employee performance, recruiting, retention and incentive goals.

The Board and management believe that grants of equity awards to employees motivate high levels of performance, promote closer alignment of the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. The Board and management believe that equity awards are a competitive necessity in our high-technology industry, and are essential to recruiting and retaining the highly qualified technical and other key personnel who help the Company meet its goals, as well as rewarding and encouraging current employees. The Board and management believe that the ability to continue to grant equity awards will be important to the future success of the Company. If stockholders do not approve the amended and restated 2008 EIP, no Shares will be added to the existing, total number of Shares reserved for issuance under the 2008 EIP and the 2008 EIP will expire by its terms as of June 11, 2018.

Stockholder approval of the 2008 EIP as amended and restated will allow us to continue to have the ability to grant awards that qualify as “performance based compensation” under Code Section 162(m). Our stockholders last approved the 2008 EIP for purposes of allowing us to grant awards that qualify as “performance based compensation” under Code Section 162(m) at our 2014 Annual Meeting of Stockholders. Code Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer and other “covered employees” as determined under Code Section 162(m) and applicable guidance. However, certain types of compensation, including performance-based compensation, generally are excluded from this deductibility limit. By approving the amended and restated 2008 EIP, our stockholders will be approving its material terms, which include, among other things, the Share Increase and the Term Amendment. Our named executive officers and directors have an interest in this proposal. Other than the Share Increase and Term Amendment, no material amendments have been made to the 2008 EIP since stockholders last approved the 2008 EIP at the Company’s 2014 Annual Meeting of Stockholders.

Background for the Current Request to Increase the Share Reserve for Equity Awards

Common measures of a stock plan’s cost include net burn rate and overhang.

The net burn rate refers to how fast a company uses the supply of Shares authorized for issuance under its stock plan. Net equity burn rate is calculated by dividing the number of Shares subject to equity awards granted during the fiscal year less any equity award forfeitures or cancellations by the weighted-average number of Shares outstanding during the fiscal year. Over the last three years, we have maintained an average equity net burn rate of only 1.2%.

Overhang measures the degree to which our stockholders’ ownership may be diluted by stock-based compensation awarded under our various equity plans and also includes Shares from potential future awards under our various equity plans. Overhang is calculated by dividing (a) the sum of (x) the number of Shares subject to equity awards outstanding and (y) the number of Shares available for future grants, by (b) the sum of the number of Shares outstanding and (x) and (y). As of April 12, 2017 overhang is 6.6%.

Number of Shares Requested

In determining the Share Increase, the Board and the Compensation Committee considered a number of factors, including the following:

•

Remaining Competitive by Attracting and Retaining Talent. The Board and Compensation Committee considered the importance of maintaining an equity incentive program to attract, retain, and reward our high-performing employees.

•

Equity Burn Rate. The Board and Compensation Committee considered the historical amounts of equity awards that were granted in the past three years by reviewing the equity burn rate, as set forth above. Our equity burn rate over this three-year period was within industry guidelines recommended by certain proxy advisory firms.

•

Overhang and Dilution. As of April 12, 2017, (i) 477,499 Shares are subject to outstanding options under the 2008 EIP, (ii) 1,289 Shares are subject to outstanding restricted stock awards under the 2008 EIP, and (iii) 319,189 Shares are subject to outstanding restricted stock unit awards under the 2008 EIP. If stockholders were to have approved the Share Increase as of the same date, our overhang as of such date would have been 11.3%.

•

Number of Shares Available for Grant Under the 2008 EIP. As of April 12, 2017, 16,339 Shares remained reserved and available for issuance under the 2008 EIP (excluding Shares already subject to outstanding awards that, if forfeited, may become available for issuance again). As of the same date, 797,977 Shares were subject to outstanding equity awards granted under the 2008 EIP.

Summary of the 2008 Equity Incentive Plan, as Amended and Restated

The following is a summary of the principal features of the 2008 EIP, as amended and restated by the Board in April 2017to reflect the Plan Amendments proposed in this proxy statement which is attached as Appendix A to this proxy statement. The amended and restated 2008 EIP is also available in its entirety in the proxy materials located at the “SEC Filings” link on the “Investor Relations” page of our website at www.iridex.com. The following summary of the 2008 EIP does not contain all of the terms and conditions of the 2008 EIP as amended and restated, and is qualified in its entirety by reference to the 2008 EIP as amended and restated.

Overview. The 2008 EIP provides for the grant of the following types of incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance units and performance shares, and (vi) and other stock or cash awards. Each of these is referred to individually as an “Award” and each recipient or holder of an Award is referred to as a “participant.” Those who are eligible for Awards under the 2008 EIP include employees, members of the Board and consultants who provide services to the Company and employees and consultants who provide services to the Company’s affiliates, including any of its parent or subsidiaries. In general when issuing Awards, we issue only non-statutory stock options to employees, including executive officers. As of April 12, 2017, approximately 128 of our employees (including 2 executive officers), 4 of our non-employee directors and 2 of our consultants were eligible to participate in the 2008 EIP.

Number of Shares of Common Stock Available Under the 2008 EIP. Subject to the adjustment provisions contained in the 2008 EIP, the maximum aggregate number of Shares that may be issued pursuant to equity awards under the 2008 EIP is (i) 1,200,000 Shares plus (ii) any Shares subject to stock options or similar awards granted under the 1998 Stock Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 1998 Stock Plan that are forfeited to or repurchased by the Company on or after the date the 1998 Stock Plan expires, with the maximum number to be added under clause (ii) above equal to 1,367,361 shares. Our stockholders are being asked to approve an increase of 650,000 Shares in the maximum number of Shares that may be issued pursuant to equity awards granted under the 2008 EIP. Thus, if our stockholders approve the amendment and restatement of the 2008 EIP, the maximum number of Shares that may be issued pursuant to equity awards under the 2008 EIP will be increased to 1,850,000 Shares, plus the number of Shares described in clause (ii) above. The Shares may be authorized, but unissued, or reacquired Common Stock.

As of April 12, 2017, there were 477,499 Shares subject to stock options outstanding under the 2008 EIP, zero Shares subject to stock options outstanding under the 1998 Stock Plan, 1,289 Shares subject to restricted stock awards outstanding under the 2008 EIP and 319,189 Shares subject to restricted stock units outstanding under the 2008 EIP. As of the same date, 16,339 Shares remained available for issuance under the 2008 EIP.

Shares subject to Awards of restricted stock, restricted stock units, performance shares or performance units granted with a per Share or unit purchase price less than the fair market value on the date of grant count against the Share reserve as 1.5 Shares for every one Share subject to such an Award. To the extent that a Share that was subject to an Award that counted as 1.5 Shares against the 2008 EIP Share reserve pursuant to the preceding sentence is returned to the 2008 EIP, the 2008 EIP reserve will be credited with 1.5 Shares that will thereafter be available for issuance under the 2008 EIP.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, restricted stock units, performance shares or performance units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than options and stock appreciation rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the 2008 EIP (unless the 2008 EIP expired). Upon exercise of a stock appreciation right settled in Shares, the gross number of Shares covered by the exercised portion of the stock appreciation right will cease to be available under the 2008 EIP. Shares that have actually been issued under the 2008 EIP under any Award will not be returned to the 2008 EIP and will not become available for future distribution under the 2008 EIP; provided, however, that if Shares of restricted stock, restricted stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the 2008 EIP as described above. Shares used to pay the exercise price of an Award and/or used to satisfy tax withholding obligations will not become available for future grant or sale under the 2008 EIP. To the extent an Award is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the 2008 EIP.

In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Administrator will adjust the (i) number and class of shares available for issuance under the 2008 EIP, (ii) number, class and price of shares subject to outstanding Awards, and (iii) specified per-person share limits on Awards to reflect the change.

Administration of the 2008 EIP. The Board, or our Compensation Committee, or a committee of directors or of other individuals satisfying applicable laws and appointed by the Board (referred to as the “Administrator”), administers the 2008 EIP. With respect to Awards granted or to be granted to certain of the Company’s officers and key employees intended to be an exempt transaction under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (“Rule 16b-3”), the members of the committee administering the 2008 EIP with respect to those Awards must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act will administer the 2008 EIP with respect to such Awards. In the case of Awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) (“Section 162(m)”) of the Code, the committee administering the 2008 EIP with respect to those Awards will consist of two or more “outside directors” within the meaning of Section 162(m).

Subject to the terms of the 2008 EIP, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, to determine the terms and conditions of Awards, to modify or amend each Award (subject to the restrictions of the 2008 EIP), and to interpret the provisions of the 2008 EIP and outstanding Awards. The Administrator’s decisions, determinations, and interpretations will be final and binding on all participants and other holders of Awards to the maximum extent permitted by law.

Options. The Administrator is able to grant nonstatutory stock options and incentive stock options under the 2008 EIP. The Administrator determines the number of Shares subject to each option, although the 2008 EIP provides that a participant may not receive options for more than 200,000 Shares in any fiscal year, except in connection with his or her initial employment with the Company, in which case he or she may be granted an option covering up to an additional 400,000 Shares.

The Administrator determines the exercise price of options granted under the 2008 EIP, provided the per share exercise price must be at least equal to the fair market value of a Share on the date of grant. In addition, the per share exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the outstanding stock of the Company or any of its parent or subsidiaries must be at least 110% of the fair market value of a Share on the grant date.

The term of each option will be stated in the Award agreement. The term of an option may not exceed ten years, except that, with respect to any participant who owns more than 10% of the voting power of all classes of the Company’s outstanding capital stock, the term of an incentive stock option may not exceed five years. The Award agreement also will specify the form of consideration for exercise, and other terms and conditions of the Award, subject to the terms of the 2008 EIP.

After a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no such period of time is stated in the participant’s Award agreement, the participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to disability or death. The participant’s Award agreement may also provide that if the exercise of an option following the termination of the participant’s status as a service provider (other than as a result of the participant’s death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Award agreement may provide that the option will terminate on the earlier of (i) the expiration of the term of the option, or (ii) the 10th day after the last date on which such exercise would result in such liability. The participant’s Award agreement may also provide that if the exercise of an option following the termination of the participant’s status as a service provider (other than as a result of the participant’s death or disability) would be prohibited because the issuance of Shares would violate securities laws, then the Award agreement may provide that the option will terminate on the earlier of (i) the expiration of the term of the option, or (ii) the expiration of a period of three months after the termination of the participant during which the exercise of the option would not violate securities laws.

Restricted Stock. Awards of restricted stock are rights to acquire or purchase Shares, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. For example, the Administrator may set restrictions based on the achievement of specific performance goals. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Award agreement generally will grant the Company a right to repurchase or reacquire the Shares upon the termination of the participant’s service with the Company for any reason (including death or disability). The Administrator will determine the number of Shares granted pursuant to an Award of restricted stock, but no participant will be granted a right to purchase or acquire more than 150,000 Shares of restricted stock during any fiscal year, except that a participant may be granted up to an additional 150,000 Shares of restricted stock in connection with his or her initial employment with the Company.

Recipients of Awards of restricted stock generally will have voting rights and rights to dividends and other distributions with respect to such Shares of restricted stock without regard to vesting, unless the Administrator provides otherwise. Such dividends and other distributions, if any, will be subject to the same restrictions as the Shares of restricted stock on which they were paid.

Restricted Stock Units. Awards of restricted stock units result in a payment to a participant generally to the extent the vesting criteria the Administrator establishes is satisfied. For example, the Administrator may set vesting criteria based on the achievement of specific performance goals. The restricted stock units will vest at a rate determined by the Administrator; provided, however, that after the grant of restricted stock units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such restricted stock units. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout specified in the Award agreement. The Administrator, in its sole discretion, may pay earned restricted stock units in cash, Shares, or a combination thereof. Restricted stock units that are fully paid in cash will not reduce the number of Shares available for grant under the 2008 EIP. On the date set forth in the Award agreement, all unearned restricted stock units will be forfeited to the Company. The Administrator determines the number of restricted stock units granted to any participant, but during any fiscal year of the Company, no participant may be granted more than 150,000 restricted stock units during any fiscal year, except that the participant may be granted up to an additional 150,000 restricted stock units in connection with his or her initial employment to the Company.

Stock Appreciation Rights. The Administrator will be able to grant stock appreciation rights, which are rights to receive the appreciation in fair market value of the Shares underlying the Award between the exercise date and the date of grant. The Company can pay the appreciation in either cash, Shares, or a combination thereof. The Administrator, subject to the terms of the 2008 EIP, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the 2008 EIP, provided, however, that the exercise price may not be less than 100% of the fair market value of a Share on the date of grant and the term of a stock appreciation right may not exceed ten years. No participant will be granted stock appreciation rights covering more than 200,000 Shares during any fiscal year, except that a participant may be granted stock appreciation rights covering up to an additional 400,000 Shares in connection with his or her initial employment with the Company.

After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s Award agreement, a participant will generally be able to exercise his or her vested stock appreciation rights for the same period of time as applies to stock options as summarized above.

Performance Units and Performance Shares. The Administrator will be able to grant performance units and performance shares, which are Awards that will result in a payment to a participant generally to the extent the performance goals or other vesting criteria the Administrator may establish are achieved or the Awards otherwise vest. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, Shares, or in a combination thereof. The Administrator will establish performance or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The Administrator may set vesting criteria based on achievement of Company-wide, business unit, or individual goals (including without limitation continued service), or any other basis determined by the Administrator in its discretion. The performance units and performance shares will vest at a rate determined by the Administrator; provided, however, that after the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance unit or performance share. During any fiscal year, no participant will receive more than 150,000 performance shares and no participant will receive performance units having an initial value greater than $1,000,000, except that a participant may be granted performance shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code covering up to an additional 150,000 Shares in connection with his or her initial employment with the Company. Performance units will have an initial value established by the

Administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a Share on the grant date.

Performance Goals. Awards and other incentives granted under the 2008 EIP that are intended to qualify as performance-based compensation under Section 162(m) will be granted in accordance with additional terms set forth in the 2008 EIP. The Administrator in its discretion may make such Awards subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement including: cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, revenue, and total stockholder return, as such terms are defined in the 2008 EIP. Any performance goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Administrator will determine whether any significant elements will be included in or excluded from the calculation of any performance goal with respect to any participant. The performance goals may differ from participant to participant and from Award to Award.

Notwithstanding any other terms of the 2008 EIP, if we intend an Award granted to a participant to qualify as performance-based compensation under Section 162(m), then in determining the amounts earned by a participant, the Administrator may reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the Administrator deems relevant to the assessment of individual or corporate performance for the performance period. A participant may receive payment under such an Award only if the performance goals for the performance period are achieved (unless otherwise permitted by Section 162(m) and determined by the Administrator).

Transferability of Awards. Awards granted under the 2008 EIP generally are not transferable other than by will or the laws of descent or distribution, and may be exercised during a participant’s lifetime only by the participant.

Change in Control. In the event of a merger or change in control of the Company, each outstanding Award will be treated as the Administrator determines, including that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation, or the parent or subsidiary of the successor corporation, does not assume or substitute for the Award, the participant will fully vest in and have the right to exercise all of his or her outstanding options or stock appreciation rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify participants as soon as practicable prior to the effectiveness of the proposed transaction. To the extent not previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

Amendment and Termination of the 2008 EIP. The Administrator will have the authority to amend, alter, suspend or terminate the 2008 EIP, except that stockholder approval will be required for any amendment to the 2008 EIP to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the 2008 EIP will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Administrator and which agreement must be in writing and signed by the participant and the Company. If the 2008 EIP as amended and restated is approved by stockholders, then the amended and restated 2008 EIP will terminate on June 11, 2022, unless the Board terminates it earlier. Otherwise, the 2008 EIP will terminate on June 11, 2018, if stockholders do not approve the amended and restated 2008 EIP, and unless the Board terminates it earlier.

Number of Awards Granted to Employees, Consultants, and Directors

The number of Awards that an employee or consultant may receive under the 2008 EIP is in the discretion of the Administrator and therefore cannot be determined in advance. As discussed below in “Executive Compensation—Director Compensation—Equity Compensation,” each non-employee director automatically receives a restricted stock unit grant equal to $20,000 pursuant to the Company’s non-employee director compensation program. The following table sets forth (a) the aggregate number of Shares subject to options granted under the 2008 EIP during the 2016 fiscal year, (b) the average per Share exercise price of such options, (c) the aggregate number of Shares subject to restricted stock unit awards granted under the 2008 EIP during the 2016 fiscal year and (d) the aggregate grant date fair value of all Awards granted to such persons under the 2008 EIP during the 2016 fiscal year. As of April 12, 2017, the closing price of a Share on NASDAQ was $10.51.

2008 Equity Incentive Plan

Name and Position of Individual or Group	Number of Securities Underlying Options Granted	Weighted Average Per Share Exercise Price(s)	Number of Securities Underlying Restricted Stock Awards Granted	Dollar Value of Award(s) ($) (1)
William M. Moore, President and Chief Executive Officer			50,000	$399,225
Atabak Mokari, Chief Financial Officer and Vice President of Corporate Development			65,000	$992,774
Ronald Steckel, Vice President, Operations			40,000	$413,200
All executive officers, as a group			155,000	$1,805,199
All directors who are not executive officers, as a group			5,156	$79,968
All employees who are not executive officers, as a group	112,277	$5.2185
(1)	Reflects the aggregate grant date fair value of Awards computed in accordance with FASB ASC Topic 718.

U.S. Federal Income Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the amended and restated 2008 EIP. Tax consequences for any particular individual may be different.

Incentive Stock Options. A participant recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code (unless the participant is subject to the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the Shares acquired through the exercise of the option after both the two-year anniversary of the grant date and the one-year anniversary of the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares on or before the two- or one-year anniversaries described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Nonstatutory Stock Options. A participant generally recognizes no taxable income on the date of grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a nonstatutory stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the Shares on the exercise date over the exercise price of the option. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of Shares acquired through the exercise of a nonstatutory stock option, any subsequent gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the Shares were held by the participant.

Stock Appreciation Rights. A participant generally recognizes no taxable income on the date of grant of a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of the stock appreciation right, the participant generally will be required to include as ordinary income an amount equal to the sum of the amount of any cash received and the fair market value of any Shares received upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of Shares acquired by an exercise of the stock appreciation right, any gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the Shares were held by the participant.

Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares. A participant generally will not have taxable income at the time an Award of restricted stock, restricted stock units, performance shares, or performance units is granted. Instead, he or she generally will recognize ordinary income in the first taxable year in which his or her interest in the Shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the Shares underlying the Award (less any cash paid for the Shares) on the date the Award is granted.

Section 409A. Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2008 EIP with a deferral feature will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that Award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company. Stockholder approval of the amended and restated 2008 EIP will allow the Company to continue to have the ability to grant awards that qualify as “performance based compensation” within the meaning of Code Section 162(m). The Company generally will be entitled to a tax deduction in connection with an Award under the 2008 EIP in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). However, special rules limit the deductibility of compensation paid to the Company’s chief executive officer and other “covered employees” as determined under Section 162(m). Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include (among others) periodic stockholder approval of the 2008 EIP and its material terms, setting certain limits on the number of Shares subject to Awards and, for Awards other than certain stock options and stock appreciation rights, establishing performance criteria that must be met before the Award actually will vest or be paid. The 2008 EIP has been designed to permit (but not require) the Administrator to grant Awards that are intended to qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby potentially permitting us to receive a federal income tax deduction in connection with such Awards. Our stockholders last approved the 2008 EIP for purposes of allowing us to grant awards that qualify as “performance based compensation” under Code Section 162(m) at our 2014 Annual Meeting of Stockholders. If stockholders approve the amended and restated 2008 EIP, then the amended and restated 2008 EIP will remain in effect until June 11, 2022, unless earlier terminated by the Board, and will continue to enable us to provide “performance based compensation” thereunder while it remains in effect until up to the first stockholder meeting of the Company in 2022.

THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND VESTING OR EXERCISE OF AWARDS UNDER THE 2008 EIP, AS AMENDED AND RESTATED. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY TO WHICH THE SERVICE PROVIDER MAY BE SUBJECT.

Required Vote

If a quorum is present, the affirmative vote of a majority of the Votes Cast will be required to approve the amended and restated 2008 EIP.

Purpose for Recommending Approval of the amendment and restatement of the 2008 Equity Incentive Plan

We believe that the increase by 650,000 Shares of the Shares reserved for issuance under the 2008 EIP and the extension of the 2008 EIP term in order to continue to be able to grant equity awards thereunder until 2022 are essential to our continued success. Our employees are our most valuable asset. Stock options and other awards such as those provided under the amended and restated 2008 EIP will substantially assist us in continuing to attract and retain employees and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees and non-employee directors.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE APPROVAL OF THE AMENDED AND RESTATED

2008 EQUITY INCENTIVE PLAN.

AUDIT COMMITTEE REPORT

General

The Audit Committee of the Board is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the Company’s consolidated financial statements, as well as assisting the Board with overseeing and monitoring the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance, and the Company’s internal accounting and financial controls.

Review with Management

The Audit Committee reviewed and discussed our audited consolidated financial statements for fiscal year 2016 ended December 31, 2016, together with the notes thereto, with management, which has primary responsibility for the consolidated financial statements. BPM, our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States of America.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has reviewed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”) including a discussion with management and the independent registered public accounting firm about the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates, judgments and the transparency of disclosures in the Company’s consolidated financial statements.

In addition, the Audit Committee reviewed and discussed with BPM matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from BPM to the Audit Committee required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence. The Audit Committee concluded that BPM is independent from the Company and its management.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for fiscal year 2016 ended December 31, 2016 for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Sanford Fitch (Chairman)

George Marcellino, Ph.D.

Ruediger Naumann-Etienne, Ph.D.

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under the Securities Act of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements with our directors and executive officers discussed above in the section titled “Executive Compensation,”, there were no transactions since December 31, 2016 or currently proposed transactions in which we have been a participant and:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, nominees for director, executive officers or holders of more than five percent of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Transactions with BlueLine Capital Partners, LLC

On August 31, 2007, the Company entered into a Securities Purchase Agreement with BlueLine. Pursuant to provisions of the Securities Purchase Agreement, BlueLine has the right to designate a nominee for nomination to the Board and any committees thereof. Pursuant to an amendment to the Securities Purchase Agreement in April 2017, BlueLine waived its right under the Securities Purchase Agreement to designate a nominee for nomination to the Board and any committees thereof at any time prior to March 31, 2018. BlueLine’s right to designate a nominee for nomination to the Company’s Board and any committees thereof will terminate in the event that BlueLine and its affiliates no longer hold at least five percent (5%) of the number of shares of common stock of the Company issued and outstanding as of March 31, 2018. Scott A. Shuda had served as BlueLine’s designee since December 2012, but Mr. Shuda resigned in April 2017 and will not be standing for re-election to the Company’s Board in 2017.

Policies and Procedures for Related Party Transactions

Our written policies and procedures adopted by the Board provide that, if any of our directors, officers or employees has a significant direct or indirect financial interest in a transaction between us and a third party, subject to specified exceptions and other than those that involve compensation, such interest must be disclosed to and approved by the Company. Our Audit Committee has the principal responsibility for reviewing and approving in advance any proposed related party transactions pursuant to these policies and procedures.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and greater than 10% stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates.

Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons, the Company is not aware of any late Section 16(a) filings during the Company’s 2016 fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of Common Stock as of April 12, 2017 by (i) each person (or group of affiliated persons) who is the beneficial owner of more than 5% of our Common Stock, (ii) each director and nominee for director, (iii) each of the Company’s executive officers named in the Summary Compensation Table appearing herein, and (iv) all of the Company’s directors and executive officers as a group.

	Beneficial Ownership as of April 12, 2017
5% Stockholders, Directors and Officers (1)	Number of Shares (2)	Percent of Total (%) (2)
BlueLine Partners, L.L.C.(3)	2,060,688	17.85%
Acuta Capital Partners, LLC (4)	1,554,146	13.46%
Paragon Associates II Joint Venture (5)	1,250,000	10.83%

Directors
Sanford Fitch (6)	52,896	*
George Marcellino, Ph.D.(7)	16,289	*
William M. Moore(8)	360,931	3.12%
Ruediger Naumann-Etienne, Ph.D.(9)	87,689	*

Executive Officers
Atabak Mokari	65,000	*
All directors and executive officers as a group (6 persons)(10)	582,805	5.01%

*	Represents less than 1% of the total.
(1)	Unless otherwise indicated in the table, the address for each listed person is c/o IRIDEX Corporation, 1212 Terra Bella Avenue, Mountain View, CA 94043.
(2)

The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 12, 2017, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. Percentage beneficially owned is based on 11,544,981 shares of Common Stock outstanding on April 12, 2017.

(3)

Includes shares owned by: BlueLine Capital Partners, L.P., BlueLine Capital Partners II, LLC, BlueLine Capital Partners III, LP, and BlueLine Catalyst Fund IX, L.P., together (the “BlueLine Funds”). BlueLine Partners, L.L.C. is the sole general partner of the BlueLine Funds. BlueLine Funds are located at 3480 Buskirk Avenue, Suite 214, Pleasant Hill, CA 94523.

(4)

Acuta Capital Partners, LLC is located at 1301 Shoreway Road, Suite 350, Belmont, CA, 94002. This information was obtained from a filing made with the SEC pursuant to Rule 13G of the Exchange Act on June 30, 3016.

(5)

Represents 1,250.000 shares of Common Stock held of record by Paragon Associates and Paragon Associates II Joint Venture (“Paragon JV”). Bradbury Dyer III, as the authorized agent of Paragon JV, has the power to vote and dispose of the 1,250,000 shares of Common Stock held by Paragon JV. This information was obtained from a filing made with the SEC pursuant to Rule 13d-1 of the Exchange Act on November 4, 2013. Paragon Associates and Paragon JV are located at 500 Crescent Court, Suite 260, Dallas, Texas 75201.

(6)	Includes 5,000 shares subject to options that are exercisable within 60 days of April 12, 2017.
(7)	Includes 12,083 shares subject to options that are exercisable within 60 days of April 12, 2017.
(8)	Includes 10,000 shares subject to options that are exercisable within 60 days of April 12, 2017. Mr. Moore is also the Chief Executive Officer and President of the Company.
(9)	Includes 23,000 shares owned by the Naumann-Etienne Foundation, over which Dr. Naumann-Etienne may be deemed to share voting and dispositive power as a result of his position as president.
(10)	Includes 27,083 shares subject to options that are exercisable within 60 days of April 12, 2017.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at this meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend.

THE BOARD OF DIRECTORS

Dated: May 5, 2017

Appendix A

IRIDEX CORPORATION

2008 EQUITY INCENTIVE PLAN

(as amended and restated April 26, 2017)

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide incentives to individuals who perform services to the Company, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash Position” means as to any Performance Period, the Company’s level of cash, cash equivalents, available-for-sales securities, and the long term portion of available-for-sales securities.

(h) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(h), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

For the avoidance of any doubt, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Department Regulations and U.S. Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(i) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means IRIDEX Corporation a Delaware corporation, or any successor thereto.

(m) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(n) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(o) “Director” means a member of the Board.

(p) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q) “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of Common Stock outstanding and dilutive common equivalent Shares deemed outstanding.

(r) “Employee” means any person, including Officers and Directors, employed by the Company or its Affiliates. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith.

(u) “Fiscal Year” means the fiscal year of the Company.

(v) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w) “Net Income” means as to any Performance Period, the Company’s or a business unit’s income after taxes.

(x) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Operating Cash Flow” means as to any Performance Period, the Company’s or a business unit’s sum of Net Income plus depreciation and amortization plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses.

(aa) “Operating Income” means as to any Performance Period, the Company’s or a business unit’s income from operations but excluding any unusual items or non-operating or non-cash related expenses. “Option” means a stock option granted pursuant to Section 6 of the Plan. “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” means the holder of an outstanding Award.

(cc) “Performance Goals” will have the meaning set forth in Section 11 of the Plan.

(dd) “Performance Period” means any Fiscal Year or such other period as determined by the Administrator in its sole discretion.

(ee) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(ff) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(gg) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(hh) “Plan” means this 2008 Equity Incentive Plan.

(ii) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(jj) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(kk) “Return on Assets” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income, divided by average net Company or business unit, as applicable, assets.

(ll) “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average stockholder’s equity.

(mm) “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income, divided by the Company’s or the business unit’s, as applicable, revenue.

(nn) “Revenue” means as to any Performance Period, the Company’s or business unit’s net sales.

(oo) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(pp) “Section 16(b)” means Section 16(b) of the Exchange Act.

(qq) “Service Provider” means an Employee, Director, or Consultant.

(rr) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ss) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(tt) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(uu) “Total Stockholder Return” means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is [1,850,000] Shares, plus any Shares subject to stock options or similar awards granted under the Company’s 1998 Stock Plan (the “1998 Plan”) that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 1998 Plan that are forfeited to or repurchased by the Company on or after the date the 1998 Plan expires, with the maximum number of Shares to be added to the Plan from the 1998 Plan to be no more than 1,367,361 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Full Value Awards. Any Shares subject to Options or Stock Appreciation Rights will be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. Any Shares subject to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units with a per share or unit purchase price lower than 100% of Fair Market Value on the date of grant will be counted against the numerical limits of this Section 3 as one and one-half (1.5) Shares for every one Share subject thereto. To the extent that a Share that was subject to an Award that counted as one and one-half (1.5) Shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan under the next paragraph of this Section 3, the Plan will be credited with one and one-half (1.5) Shares.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and/or exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 3(c), subject to adjustment provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(vii) to modify or amend each Award (subject to Section 19(c) of the Plan). Notwithstanding the previous sentence, the Administrator may not, without the approval of the Company’s stockholders: (A) modify or amend an Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right after it has been granted (except for adjustments made pursuant to Section 14), or (B) cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right with a lower exercise price;

(viii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(ix) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 15;

(x) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(xi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company or any Parent or Subsidiary of the Company.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market

Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted an Option covering more than 200,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Options covering up to an additional 400,000 Shares.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

(ii) An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(iii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(vi) Other Termination. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 200,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 400,000 Shares.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 150,000 Shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, an Employee may be granted an aggregate of up to an additional 150,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 150,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 150,000 Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $1,000,000, and (ii) no Participant will receive more than 150,000 Performance Shares. Notwithstanding the foregoing limitation, for Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service, a Service Provider may be granted up to an additional 150,000 Performance Shares.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. After the grant of Performance Units/Shares, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Awards.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance-Based Compensation Under Code Section 162(m).

(a) General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b) Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including (i) Cash Position, (ii) Earnings Per Share, (iii) Net Income, (iv) Operating Cash Flow, (v) Operating Income, (vi) Return on Assets, (vii) Return on Equity, (viii) Return on Sales, (ix) Revenue, and (x) Total Stockholder Return. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c) Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9, and 10.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary: (i) an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption; and (ii) if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

15. Tax Withholding

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Effective Date and Term of Plan. The Plan will become effective upon the date the stockholders of the Company approve the Plan. The Company will obtain such stockholder approval in the manner and to the degree required under Applicable Laws. It will continue in effect until June 11, 2022, unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

* * *

IMPORTANT ANNUAL MEETING INFORMATION 000004
ENDORSEMENT_LINE SACKPACK
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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MMMMMMMMMMMMMMM C123456789
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
Electronic Voting Instructions
You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 14, 2017.
Vote by Internet
• Go to www.envisionreports.com/IRIX
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card 1234 5678 9012 345
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 1, and FOR Proposals 2, 3, and 4.
1. Election of Director Nominees: For Against Abstain
01 - William M. Moore 02 - Sanford Fitch
04 - George Marcellino
For Against Abstain For Against Abstain +
03 - Ruediger Naumann-
Etienne
For Against Abstain
2. To ratify the appointment of BPM LLP as the independent
registered public accounting firm of the Company for the
fiscal year ending December 30, 2017.
4. To approve the amended and restated 2008 Equity
Incentive Plan.
For Against Abstain
3. To approve, on a non-binding advisory basis, the
compensation of our named executive officers as
described in the proxy statement.
In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other matters which may properly come before the meeting and any
adjournment(s) or postponement(s) thereof.
B Non-Voting Items
Change of Address — Please print new address below.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MMMMMMM 1UP X 3155441 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +
02LQ2B
02LQ2B

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — IRIDEX Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2017 ANNUAL MEETING OF STOCKHOLDERS June 14, 2017

The undersigned stockholder of IRIDEX Corporation, a Delaware corporation (“IRIDEX”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 5, 2017, and hereby appoints William M. Moore and Atabak Mokari, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2017 Annual Meeting of Stockholders of IRIDEX to be held on June 14, 2017, at 10:00 a.m., Pacific Daylight Savings Time, at the principal offices of IRIDEX located at 1212 Terra Bella, Mountain View, California 94043, and at any adjournment(s) or postponement(s) thereof and to vote all shares of Common Stock of IRIDEX which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this Proxy.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of each of the director nominees listed, FOR ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm, FOR approval, on a non-binding advisory basis, the compensation of our named executive officers as described in the proxy statement, and FOR approval of the amended and restated 2008 Equity Incentive Plan and as said proxies deem advisable on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof. The Board of Directors unanimously recommends a vote “FOR” each of the director nominees listed in Proposal 1, and “FOR” Proposals 2, 3 and 4.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE